Exhibit 10.1

Sixth Street Specialty Lending, Inc.

(a Delaware corporation)

Up to $100,000,000

Shares of Common Stock

FORM OF EQUITY DISTRIBUTION AGREEMENT

November 9, 2026

[ ]

To the Addressee Stated Above:

Sixth Street Specialty Lending, Inc., a Delaware corporation (the “Company”), and Sixth Street Specialty Lending Advisers, LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”), confirm their agreement (this “Agreement”) with [ ] (the “Manager”), as follows:

SECTION 1. Description of Securities.

The Company proposes to issue and sell through or to the Manager (or any Alternative Manager (as defined below)), as sales agent and/or principal, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $100,000,000 (the “Maximum Amount”) on the terms set forth in Section 4 of this Agreement. The shares of Common Stock to be sold through or to the Manager pursuant hereto or pursuant to a Terms Agreement (as defined below) or through or to an Alternative Manager pursuant to an Alternative Equity Distribution Agreement or Alternative Terms Agreement (each term as defined below) are referred to herein as the “Shares.”

The Company has also entered into separate equity distribution agreements (each, an “Alternative Equity Distribution Agreement” and collectively, the “Alternative Equity Distribution Agreements”), dated of even date herewith, with each of the entities listed on Schedule A hereto, as sales agent and/or principal (each, an “Alternative Manager” and collectively, the “Alternative Managers”). The Company agrees that whenever it determines to sell the Shares directly to the Manager or an Alternative Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement” or “Alternative Terms Agreement”, respectively) in substantially the form of Annex I hereto, with such changes agreed to in writing by and between the Company and the respective Manager or Alternative Manager, relating to such sale in accordance with Section 4 of this Agreement. This Agreement and the Alternative Equity Distribution Agreements are sometimes hereinafter referred to as the “Distribution Agreements.” The Manager and the Alternative Managers are sometimes hereinafter referred to as the “Distribution Managers.”

The aggregate offering price for the Shares that may be sold pursuant to this Agreement, the Alternative Equity Distribution Agreements, any Terms Agreement and any Alternative Terms Agreement shall not exceed the Maximum Amount.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2ASR (File No. 333-299942), including a related base prospectus (the “Base Prospectus”), relating to the registration of the issuance and sale of the Shares and certain of the Company’s other securities under the Securities Act of 1933, as amended (the “1933 Act”), which registration statement became effective upon filing with the Commission on November 9, 2026. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the issuance and sale of the Shares (the “Prospectus Supplement”) in accordance with the provisions of Rule 430B (“Rule 430B”) of the rules and regulations of the Commission promulgated under the 1933 Act and Rule 424(b) of the 1933 Act. The information included or incorporated by reference in such Prospectus Supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430B is referred to as “Rule 430B Information.” Unless the context otherwise requires, such registration statement, including all documents filed as part thereof and any Rule 430B

Information contained in the Prospectus Supplement subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed to be part of the registration statement and also including any registration statement filed pursuant to Rule 462(b) of the 1933 Act, is herein called the “Registration Statement.” The Base Prospectus, together with the Prospectus Supplement in the form filed by the Company with the Commission pursuant to Rule 424(b) on or before the second business day after the date hereof (or such earlier time as may be required under the 1933 Act) is herein called the “Prospectus.” All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus, including those made pursuant to Rule 424(b) under the 1933 Act or such other rule under the 1933 Act as may be applicable to the Company, shall be deemed to mean and include, without limitation the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is or is deemed to be incorporated by reference in or otherwise to be a part of or included in the Registration Statement or the Prospectus, as the case may be, as of any specified date. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

The Company has entered into that certain Amended and Restated Investment Advisory and Management Agreement, dated as of December 12, 2011 (the “Investment Management Agreement”) with the Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (collectively, the “Advisers Act”). The Company has also entered into that certain Amended and Restated Administration Agreement, dated as of February 22, 2017 (the “Administration Agreement”), with the Adviser.

The Company filed a Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Investment Company Act (File No. 814-00854) (the “Notification of Election”) with the Commission on April 15, 2011 under the Investment Company Act of 1940, as amended, and the rules and regulations and any applicable guidance and/or interpretation of the Commission or its staff thereunder (the “1940 Act”).

SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Manager that:

(a) Registration Statement and Prospectus. The Company has prepared and filed with the Commission the Registration Statement, including the related Base Prospectus, for registration under the 1933 Act of the offering and sale of certain securities of the Company, including the Shares. Such Registration Statement, including any post-effective amendments thereto filed prior to the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), has become effective and no stop order suspending the effectiveness of the Registration Statement (and the Registration Statement as amended by any post-effective amendment if the Company shall have made any amendments thereto after the effective date of the Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Company may have filed, as part of an amendment to the Registration Statement or pursuant to Rule 424(b) under the 1933 Act or such other 1933 Act rule as may be applicable to the Company, one or more amendments thereto, each of which has previously been furnished to you. The Company will file with the Commission the Prospectus Supplement (including the accompanying Base Prospectus) related to the Shares in accordance with Rule 424(b) under the 1933 Act, or such other 1933 Act rule as may be applicable to the Company, including all documents incorporated or deemed to be incorporated therein by reference pursuant to the rules or regulations of the Commission. As filed, such Prospectus Supplement (including the accompanying Base Prospectus), shall contain all information required by the 1933 Act and the 1940 Act and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date (as defined in Section 4(a)(vi) hereof), and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, meets or will meet the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act.

On the effective date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) under the 1933 Act, or such other 1933 Act rule as may be applicable to the Company, as of the date that it is filed with the Commission, the date of the Prospectus, as of each Time of Sale, at each Settlement Date, and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the 1933 Act and the 1940 Act; on the effective date, at the Execution Time and, as amended or supplemented, as of each Time of Sale, at each Settlement Date and at all times during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and at no time during the period that begins on the date of the Prospectus and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager specifically for inclusion in the Registration Statement or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Manager consists of the name and address of the Manager set forth in the last paragraph under the heading “Plan of Distribution” in the Prospectus (the “Manager Information”). The Commission has not issued any order preventing or suspending the use of the Prospectus.

(b) Documents Incorporated by Reference. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) (i) at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder and (ii) at the time they were or hereafter are filed with the Commission, when read together with the other information in the Registration Statement or the Prospectus, as the case may be, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the 1933 Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records and other books and records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby. As used herein, the term “subsidiary” has the meaning set forth in Rule 405 under the 1933 Act.

(d) No Material Adverse Change. Except as disclosed in the Registration Statement and the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any material change in the capital stock of the Company, short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(e) Organization and Good Standing. The Company and its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement, the Shares, the Investment Management Agreement and the Administration Agreement (a “Material Adverse Effect”). The subsidiaries listed in Schedule B to this Agreement are the only subsidiaries of the Company.

(f) Capitalization. As of September 30, 2026, the Company had authorized and outstanding capital stock and material indebtedness as set forth in the Registration Statement and the Prospectus in “Capitalization,” all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly authorized and validly issued, are fully paid and non-assessable (except as otherwise described in the Registration Statement and the Prospectus), and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as described in the Registration Statement and the Prospectus.

(g) Stock Options. The Company has not granted, and has no policy or expectation of granting stock options.

(h) Due Authorization. The Company has corporate power and authority to execute and deliver this Agreement, any Alternative Equity Distribution Agreement, any Terms Agreement or Alternative Terms Agreement, and at the applicable time had corporate power and authority to execute and deliver the Investment Management Agreement and the Administration Agreement and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement, any Alternative Equity Distribution Agreement, any Terms Agreement or Alternative Terms Agreement, and each of the Investment Management Agreement and the Administration Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(i) Equity Distribution Agreement or Alternative Equity Distribution Agreement. This Agreement has been duly authorized, executed and delivered by the Company. Any Alternative Equity Distribution Agreement will be duly authorized, executed and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by the applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(j) Investment Management Agreement and Administration Agreement. The Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(k) Terms Agreement or Alternative Terms Agreement. The Terms Agreement or Alternative Terms Agreement will be duly authorized, executed and delivered by the Company and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(l) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued, and delivered and paid for as provided herein will be duly and validly issued, will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus.

(m) Descriptions of Investment Management Agreement and Administration Agreement. Both the Investment Management Agreement and Administration Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

(n) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, each as amended or supplemented as of the date of this Agreement; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o) No Conflicts. The execution, delivery and performance by the Company of this Agreement, any Alternative Equity Distribution Agreement and any Terms Agreement or Alternative Terms Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, any Alternative Equity Distribution Agreement and any Terms Agreement or Alternative Terms Agreement and the performance by the Company of the Investment Management Agreement and the Administration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Company or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, any Alternative Equity Distribution Agreement and any Terms Agreement or Alternative Terms Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, any Alternative Equity Distribution Agreement and any Terms Agreement or Alternative Terms Agreement or the performance by the Company of the Investment Management

Agreement and the Administration Agreement, except for (i) the registration of the Shares under the 1933 Act, (ii) such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have already been obtained or made, (iii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under applicable state securities laws in connection with the purchase and distribution of the Shares by the Manager and (iv) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q) Legal Proceedings. Except as described in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the 1933 Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement and the Prospectus and (ii) there are no contracts or other documents that are required under the 1933 Act to be filed as exhibits to the Registration Statement that are not so filed as exhibits to the Registration Statement.

(r) Notification of Election. When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the 1940 Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(s) Election to be Treated as a Business Development Company. (A) The Company has duly elected to be treated by the Commission under the 1940 Act as a business development company, such election is effective and the Company has not withdrawn such election and, to the Company’s knowledge, the Commission has not ordered such election to be withdrawn nor, to the Company’s knowledge have proceedings to effectuate such withdrawal been initiated or threatened by the Commission; (B) the provisions of the certificate of incorporation and by-laws of the Company and the investment objectives, policies and restrictions of the Company described in the Prospectus, assuming they are implemented as described, will comply in all material respects with the requirements of the 1940 Act; and (C) as of the time of the sale of the Shares and as of the Time of Sale, the operations of the Company are in compliance in all material respects with the provisions of the 1940 Act applicable to business development companies.

(t) Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the 1933 Act.

(u) Title to Real and Personal Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets (other than intellectual property, which is subject to Section 2(v)) that are material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except (i) as otherwise described in the Registration Statement and the Prospectus or (ii) those that do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

(v) Title to Intellectual Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company and its subsidiaries, to the knowledge of the Company, own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets) necessary for the conduct of their respective businesses as currently conducted, and (ii) to the knowledge of the Company, the conduct of their respective businesses as currently conducted does not conflict with any such rights of others. The Company and its subsidiaries have not received any written notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to result in a Material Adverse Effect.

(w) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the 1933 Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents.

(x) 1940 Act. The Company is not and its subsidiaries are not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Company or any subsidiary of the Company except in accordance with the applicable provisions of the 1940 Act and the Advisers Act.

(y) Taxes. The Company and its subsidiaries have paid (or caused to be paid) all federal, state, local and foreign taxes required by law to be paid, and have filed (or caused to be filed) all tax returns required by law to be filed, in each case, through the date hereof, except where the failure to pay such taxes or file such returns would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement and the Prospectus, there is no tax deficiency that has been, or, to the knowledge of the Company, would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that, in any case, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(z) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Company and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa) Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the 1934 Act) that complies with the requirements of the 1934 Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out an evaluation of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the 1934 Act.

(bb) Accounting Controls. The Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the 1934 Act) that complies with the requirements of the 1934 Act and that has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are executed in accordance with the investment objectives, policies and restrictions of the Company and the applicable requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”); (iii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP, to calculate net asset value, to maintain asset accountability, and to maintain material compliance with the books and records requirements under the 1940 Act; (iv) access to assets is permitted only in accordance with management’s general or specific authorization; and (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or, other employees who have a significant role in the Company’s internal controls over financial reporting.

(cc) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company reasonably believes are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect.

(dd) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws.

(ee) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Company and its subsidiaries is pending or, to the knowledge of the Company, threatened.

(ff) No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, affiliate, or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Russia, Syria, and the occupied Donetsk, Luhansk, Zaporizhzhia, Kherson and Crimea regions of Ukraine, that broadly prohibit dealings with that country or territory (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Territory in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as manager, advisor, investor or otherwise) of Sanctions. Since the inception of the Company, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.

(gg) Company Not Ineligible Issuer and is a Well-Known Seasoned Issuer. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the 1933 Act, in each case at the times specified in the 1933 Act in connection with the offering of the Shares.

(hh) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except as disclosed in the Registration Statement and the Prospectus.

(ii) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Manager for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(jj) No Stabilization or Manipulation. The Company has not taken, directly or indirectly, without giving effect to any activities by any Manager, any action designed, or that would reasonably be expected, to cause or result in any stabilization or manipulation of the price of the Shares.

(kk) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus is not based on or derived from sources that are reasonably reliable and accurate in all material respects.

(mm) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn) Rule 38a-1 Compliance. The Company has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Company, including policies and procedures that provide oversight of compliance by each investment adviser, administrator and transfer agent of the Company.

(oo) Regulated Investment Company. The Company has elected to be treated, and has operated, and intends to continue to operate, its business in such a manner so as to enable the Company to continue to qualify as a regulated investment company under Subchapter M of the Code. The Company intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

(pp) Cybersecurity. (A) To the Company’s knowledge, in the last three years, there has been no material security breach or other material compromise of or relating to the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries) (collectively, “IT Systems and Data”); (B) in the last three years, neither the Company nor its subsidiaries have been notified of, and have no knowledge of any material event or condition that would reasonably be expected to result in, any such material security breach or other material compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented controls, policies, procedures, and technological safeguards reasonably designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all applicable judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and internal policies relating to the privacy and security of IT Systems and Data.

SECTION 3. Representations and Warranties of the Adviser. The Adviser represents and warrants to, and agrees with, the Manager as follows:

(a) No Material Adverse Change. Except as disclosed in the Registration Statement and the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole; and (ii) neither the Adviser nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Adviser and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(b) Organization and Good Standing. The Adviser and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole or on the performance by the Adviser of its obligations under this Agreement, the Investment Management Agreement and the Administration Agreement (an “Adviser Material Adverse Effect”).

(c) Registration as an Investment Adviser. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and the Adviser is not prohibited by the Advisers Act or the 1940 Act from acting under the Investment Management Agreement as an investment adviser to the Company, as contemplated by the Registration Statement and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances, the existence of which would lead to any proceeding which would reasonably be expected to adversely affect the registration of the Adviser with the Commission.

(d) Equity Distribution Agreement. This Agreement has been duly authorized, executed and delivered by the Adviser.

(e) Investment Management Agreement and the Administration Agreement. The Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Adviser and are valid and binding obligations of the Adviser, enforceable against the Adviser in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(f) No Violation or Default. Neither the Adviser nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Adviser or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(g) No Conflicts. The execution, delivery and performance by the Adviser of this Agreement and the performance by the Adviser of the Investment Management Agreement and the Administration Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Adviser or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Adviser or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(h) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Adviser of this Agreement or the performance by the Adviser of the Investment Management Agreement and the Administration Agreement, except for (i) such consents, approvals, authorizations, orders, licenses and registrations or qualifications as have already been obtained or made and (ii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(i) Legal Proceedings. Except as described in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become a party or to which any property of the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Adviser or any of its subsidiaries, would reasonably be expected to have an Adviser Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Adviser, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the 1933 Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement and the Prospectus.

(j) Licenses and Permits. The Adviser and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Adviser and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and except as described in the Registration Statement and the Prospectus, neither the Adviser nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or non-renewal would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(k) Description of the Adviser. The description of the Adviser and its respective principals and business in the Registration Statement and the Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l) Financial Resources. The Adviser has the financial resources available to it necessary for the performance of its services and obligations contemplated in the Prospectus, and under this Agreement, the Investment Management Agreement and the Administration Agreement.

(m) Internal Controls. The Adviser maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with its management’s general or specific authorization and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the1940 Act and the Code; (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with U.S. GAAP, to calculate net asset value, and to maintain asset accountability, and to maintain material compliance with the books and records requirements under the 1940 Act; (iii) access to assets of the Company and its subsidiaries is permitted only in accordance with its management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(n) No Unlawful Payments. Neither the Adviser nor any of its subsidiaries nor any director, officer, or employee of the Adviser or any of its subsidiaries nor, to the knowledge of the Adviser, any agent, affiliate or other person associated with or acting on behalf of the Adviser or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Anti-Corruption Laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Adviser and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all Anti-Corruption Laws.

(o) Compliance with Money Laundering Laws. The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries is pending or, to the knowledge of the Adviser, threatened.

(p) No Conflicts with Sanctions Laws. Neither the Adviser nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Adviser, any agent, or affiliate or other person associated with or acting on behalf of the Adviser or any of its subsidiaries is currently the subject or the target of any Sanctions, nor is the Adviser, any of its subsidiaries located, organized or resident in a Sanctioned Territory. Since the inception of the Adviser, the Adviser and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.

(q) No Stabilization or Manipulation. The Adviser has not taken, directly or indirectly, without giving effect to any activities by the Manager or any Alternative Manager, as applicable, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(r) Key Employees. The Adviser is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with the Adviser or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by either the Adviser’s present or proposed business activities, except, in each case, as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(s) No Labor Disputes. No labor disturbance by or dispute with employees of the Adviser or any of its subsidiaries exists or, to the knowledge of the Adviser, is contemplated or threatened, and the Adviser is not aware of any existing or imminent labor disturbance by, or dispute with, the employees or any of its or its subsidiaries’ principal suppliers, contractors or customers, except in each case as would not reasonably be expected to have an Adviser Material Adverse Effect.

SECTION 4. Sale and Delivery of Shares.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Manager, as sales agent, and the Manager agrees to use its commercially reasonable efforts to sell, as sales agent for the Company, the Shares on the following terms.

(i) Each time that the Company wishes to issue and sell Shares on any day that is a trading day for the NYSE (a “Trading Day”) (other than a Trading Day on which the NYSE is scheduled to close prior to its regular weekday closing time) pursuant to this Agreement (each, a “Placement”), it will instruct the Manager by telephone or electronic mail of the parameters in accordance with which it desires Shares to be sold, which shall at a minimum include the number of Shares to be offered, the time period during which sales are requested to be made, the minimum price below which sales may not be made and any limitation on the number of Shares that may be sold in any one day (a “Placement Notice”). If the Manager wishes to accept such proposed terms included in the Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, the Manager will, prior to 4:30 p.m. (New York City time) or, if later, within three hours after receipt of the Placement Notice, on the same business day (as defined below) on which such Placement Notice is delivered to the Manager, issue to the Company a notice by email addressed to all of the authorized representatives of the Company on Schedule C hereto (the “Authorized Company Representatives”) confirming all of the parameters of the Placement or setting forth the terms it is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Manager until the Company delivers to the Manager an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”). The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by any of the Authorized Company Representatives of the email notice from the Manager or upon receipt by the Manager of the Company’s Acceptance, as the case may be, unless and until (A) the entire amount of the Shares covered by the Placement Notice have been sold, (B) in accordance with Section 4(a)(ii) hereof, the Company suspends or terminates the Placement Notice, (C) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (D) this Agreement has been terminated under the provisions of Section 10. Subject to the terms and conditions hereof (including, without limitation, the accuracy of the representations and warranties of the Company and the Adviser, the performance by the Company of its covenants and other obligations contained herein and the satisfaction of additional conditions specified in Section 6) the Manager shall use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to offer and sell all of the Shares designated in the Placement Notice; provided, however, that the Manager shall have no obligation to offer or sell any Shares, and the Company acknowledges and agrees that the Manager shall have no such obligation in the event an offer or sale of the Shares on behalf of the Company may in the judgment of the Manager constitute the sale of a “block” under Rule 10b-18(a)(5) under the 1934 Act or a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act or the Manager reasonably believes it may be deemed an “underwriter” under the 1933 Act in a transaction that is other than (x) by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the 1933 Act or (y) directly on or through an electronic communication network, a “dark pool” or any similar market venue (the transactions described in (x) and (y) are hereinafter referred to as “At the Market Offerings”).

(ii) Notwithstanding the foregoing, the Company or the Manager may, upon notice to the other party by telephone (confirmed promptly by electronic mail from such party), suspend the offering of the Shares pursuant to this Agreement or suspend or terminate a previously issued Placement Notice; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(iii) The Manager hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 4(a), other than (A) by means of At the Market Offerings and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and the Manager.

(iv) The gross sales price of any Shares sold pursuant to this Agreement by the Manager acting as sales agent of the Company shall be equal to, in the discretion of the Manager, the market price prevailing at the time of sale for the Shares sold by the Manager on the NYSE or otherwise, at prices related to prevailing market prices or at negotiated prices (but in no event shall such gross sales price be less than the minimum price per Share designated by the Company at which such Shares may be sold). The compensation to the Manager, as an agent of the Company, for sales of the Shares shall be up to 1.50% of the gross sales price of the Shares sold pursuant to this Section 4(a). The foregoing rate of compensation shall not apply when the Manager acts as principal, in which case the Company may sell Shares to the Manager as principal at a price agreed upon at the relevant applicable time pursuant to a Terms Agreement. The remaining proceeds, after further deduction for any transaction fees, and any taxes described in clause (iii) of Section 5(o) imposed by any governmental or self-regulatory organization in connection with such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”).

(v) The Manager shall provide written confirmation to the Company as soon as practicable following the close of trading on the NYSE each day in which the Shares are sold under this Section 4(a) setting forth the aggregate amount of the Shares sold on such day, the aggregate Net Proceeds to the Company, and the aggregate compensation payable by the Company to the Manager with respect to such sales. If requested in the Placement Notice, the Manager shall provide written confirmation to the Company’s transfer agent (at the address set forth in the Placement Notice) of the aggregate amount of the Shares sold on such day, at the time the Company is sent such information.

(vi) Settlement for sales of the Shares pursuant to this Section 4(a) will occur on the first Trading Day following the date on which such sales are made (provided that, if such first Trading Day is not a business day, then settlement will occur on the next succeeding Trading Day that is also a business day), unless another date shall be agreed upon by the Company and the Manager (each such date, a “Settlement Date”). As used herein, the term “business day” means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law, regulation or executive order to close. On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the Net Proceeds for the sale of such Shares. Settlement for all such Shares shall be effected by electronically transferring the Shares by the Company or its transfer agent to the Manager’s account, or to the account of the Manager’s designee, at The Depository Trust Company (“DTC”) through its Deposit and

Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the Company and the Manager, which in all cases shall be freely tradable, transferable, registered shares eligible for delivery through DTC, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) indemnify and hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Manager any commission to which it would otherwise be entitled absent such default. The Authorized Company Representatives, or any designees thereof as notified to the Manager in writing, shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Shares through DWAC for purposes of this Section 4(a)(vi).

(vii) At each Time of Sale, Settlement Date and Representation Date (as defined in Section 5(s) hereof), the Company and the Adviser shall be deemed to have affirmed their respective representations and warranties contained in this Agreement. Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company and the Adviser herein, to the performance by the Company and the Adviser of their obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

(b) If the Company wishes to issue and sell the Shares other than as set forth in Section 4(a) of this Agreement or as set forth in Section 4(a) of any Alternative Equity Distribution Agreement, it may elect, in its sole discretion, to notify the Manager of the proposed terms of such sale. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Manager, the Company and, if applicable, the Alternative Managers will enter into a Terms Agreement setting forth the terms of such Placement. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement, the terms of such Terms Agreement will control. For avoidance of doubt, nothing contained in this Agreement shall be construed to require the Company to engage the Manager or any Alternative Managers in connection with the issuance and sale of any of the Company’s securities, including shares of its Common Stock, whether in connection with an underwritten offering or otherwise.

(c) In the event the Company engages the Manager for a sale of Shares that would constitute the sale of a “block” under Rule 10b-18(a)(5) under the 1934 Act or a “distribution,” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Company and the Manager will agree to compensation and deliverables that are customary for the Manager with respect to such transactions.

(d) Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, the aggregate gross sales proceeds or the aggregate number of the Shares sold pursuant to this Agreement and any Alternative Equity Distribution Agreement would exceed the lesser of (i) the Maximum Amount, (ii) the amount available for issuance and sale under the currently effective Registration Statement, and (iii) the amount authorized from time to time to be issued and sold under this Agreement and any Alternative Equity Distribution Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Manager in writing. Under no circumstances shall the Company cause or request the offer or sale of any Shares (A) at a price lower than the minimum price authorized from time to time by the Company’s board of directors or a duly authorized committee thereof, and notified to the Manager in writing and (B) at a price (net of the Manager’s commission, discount or other compensation for such sales payable by the Company pursuant to this Section 4) lower than the Company’s then current net asset value per share (as calculated pursuant to the 1940 Act), unless the Company has received the requisite approval from the Company’s shareholders and the board of directors or a duly authorized committee thereof as required by the 1940 Act, and notifies the Manager in writing. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 4(d) on the number and the price of the Shares to be issued and sold under this Agreement shall be the sole responsibility of the Company, and the Manager shall have no obligation in connection with such compliance. The Manager shall have no responsibility for maintaining records with respect to the Shares available for sale under the Registration Statement.

(e) If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the 1934 Act are not satisfied with respect to the Shares, it shall promptly notify the other parties and sales of the Shares under this Agreement and any Alternative Equity Distribution Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. Upon the reasonable request of the Company in writing to the Manager (which such request may be by electronic mail), the Manager shall promptly calculate and provide in writing to the Company a report setting forth, for the prior week, the average daily trading volume (as defined in Rule 100 of Regulation M under the 1934 Act) of the Common Stock.

(f) Each sale of the Shares to or through the Manager or any Alternative Manager, as applicable, shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement, or the respective Alternative Equity Distribution Agreement or, if applicable, an Alternative Terms Agreement, as applicable. The commitment of the Manager to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and the Adviser herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of the Shares to be purchased by the Manager pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with the Manager in the reoffering of the Shares, any provisions relating to the granting of an option to purchase additional Shares, and the time and date (each such time and date being referred to herein as a “Time of Delivery”) and place of delivery of and payment for such Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 6 hereof and any other information or documents required by the Manager.

(g) Subject to such further limitations on offers and sales of Shares or delivery of instructions to offer and sell Shares as are set forth herein, or in any Alternative Equity Distribution Agreement, and as may be mutually agreed upon by the Company and the Manager or any Alternative Manager, as applicable, offers and sales of Shares pursuant to this Agreement or any Alternative Equity Distribution Agreement, as applicable, shall not be requested by the Company and need not be made by the Manager or any Alternative Manager, as applicable, at any time when or during any period in which (i) the Company is or could be deemed to be in possession of material non-public information, or (ii) without the prior written consent of the Manager or any Alternative Manager, as applicable, at any time during the period commencing on the 5th business day prior to the time the Company issues a press release containing, or otherwise publicly announces, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including (A) if the Company incorporates by reference into the Registration Statement its periodic reports filed with the Commission, the time that is 24 hours after the time that the Company files a quarterly report on Form 10-Q or an annual report on Form 10-K that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement, or (B) if the Company does not incorporate by reference into the Registration Statement its periodic reports filed with the Commission, the date on which the Company files with the Commission a prospectus supplement under Rule 424(b) relating to the Shares that includes (x) updated unaudited financial information as of the end of the Company’s most recent quarterly period or (y) updated audited financial information as of the end of the Company’s most recent fiscal year, as applicable.

(h) The Company acknowledges and agrees that (i) there can be no assurance that the Manager or any Alternative Manager will be successful in selling the Shares, (ii) neither the Manager nor any Alternative Manager will incur any liability or obligation to the Company or any other person or entity if such Manager does not sell Shares for any reason other than a failure by the Manager or any Alternative Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement or any Alternative Equity Distribution Agreement, as applicable, and (iii) neither the Manager nor any Alternative Manager shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement or any Alternative Equity Distribution Agreement, as applicable, except as otherwise specifically agreed in writing by the Manager and the Company or any Alternative Manager and the Company, as applicable. For purposes of clarification, the Manager shall only be deemed to be acting as a sales agent under this Agreement during the period beginning with the delivery of a Placement Notice from the Company to the Manager and ending upon the suspension or termination of such Placement Notice or the completion of the sale of Shares in accordance with such Placement Notice.

(i) The Company and the Adviser also acknowledge and agree that (i) the purchase and sale of any Shares pursuant to this Agreement, including any discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Manager of such Shares, on the other hand, (ii) in connection with the offering of the Shares and the process leading to such transaction the Manager will act solely as a sales agent of the Company (unless provided otherwise pursuant to a Terms Agreement), (iii) the Manager will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Shares contemplated hereby or the process leading thereto (irrespective of whether the Manager has advised or is currently advising the Company on other matters) and the Manager will not have any obligation to the Company with respect to the offering except the obligations expressly set forth herein, (iv) the Manager and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Manager has not provided and will not provide any legal, accounting, regulatory or tax advice with respect to the offering of the Shares and the Company has consulted and will consult its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(j) The Company agrees that, during the term of this Agreement, any offer to sell, any solicitation of an offer to buy, or any sales of Shares or sales of Common Stock pursuant to any At the Market Offering (as defined herein and within the meaning of Rule 415(a)(4) under the 1933 Act) shall only be effected by or through the Manager or an Alternative Manager, but in no event may more than one Distribution Manager be selling Shares under the Distribution Agreements on any single given day, and the Company shall in no event request that more than one Distribution Manager sell Shares on the same day. Notwithstanding the foregoing or anything else herein to the contrary, nothing contained in this Agreement shall be construed to limit the Company’s ability to engage additional Distribution Managers subsequent to the date hereof. The Company will notify the Manager and the Alternative Managers in the event that it engages one or more additional Distribution Managers subsequent to the date hereof and Schedule A hereto shall be deemed to incorporate by reference the names of each of the Distribution Managers (other than the Manager) listed on Schedule A of the Distribution Agreements subsequently entered into by the Company and such additional Distribution Managers.

SECTION 5. Covenants of the Company. The Company agrees with the Manager:

(a) The Company, subject to Section 5(b), will comply with the requirements of Rule 415, Rule 430B and Rule 424, in connection with the sale of the Shares, and will notify the Manager immediately, and confirm the notice in writing, (i) when, during any period that a prospectus relating to the Shares is required to be delivered under the 1933 Act (whether physically, deemed to be delivered pursuant to Rule 153 or any similar rule), any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any prospectus or of any proceeding under Section 8A of the 1933 Act, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424, and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424, was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. During any period that a prospectus relating to the Shares is required to be delivered under the 1933 Act (whether physically, deemed to be delivered pursuant to Rule 153 or any similar rule), the Company will use its reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company shall notify the Manager promptly of the time on or after the date of this Agreement when any amendment to the Registration Statement has been filed or becomes effective or when the Prospectus or any supplement to any of the foregoing has been filed; and the Company shall cause the Prospectus and each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to Rule 424 under the 1933 Act, within the time period prescribed.

(c) Upon the Manager’s written request, the Company will deliver to the Manager, without charge, conformed copies of the Registration Statement as originally filed, and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and, upon the Manager’s request, will also deliver to the Manager, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits). The copies of the Registration Statement and each amendment thereto furnished to the Manager will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, or as filed with the Commission in paper form as permitted by Regulation S-T.

(d) The Company shall make available to the Manager, as soon as practicable after this Agreement becomes effective, and thereafter from time to time shall furnish to the Manager, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Manager may reasonably request for the purposes contemplated by the 1933 Act; in case the Manager is required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the 1933 Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the 1933 Act, the Company will prepare, at its expense, such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the 1933 Act or Item 512(a) of Regulation S-K under the 1933 Act, as the case may be.

(e) The Company will use its commercially reasonable efforts to comply with the 1933 Act so as to permit the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Manager or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus, including, without limitation, the filing of any document incorporated by reference therein, in order to comply with the requirements of the 1933 Act or the 1934 Act, the Company will promptly prepare and file with the Commission, subject to Section 5(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus, or any document incorporated by reference therein, comply with such requirements, and use its reasonable efforts to cause any amendment to the Registration Statement to be declared effective by the Commission as soon as possible. The Company will furnish to the Manager such number of copies of such amendment or supplement as the Manager may reasonably request.

(f) The Company will use its commercially reasonable efforts, in cooperation with the Manager, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Manager may designate and to maintain such qualifications in effect for as long as the Manager reasonably requests; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as reasonably practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) The Company will use the Net Proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under “Use of Proceeds”.

(i) The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Stock on the NYSE.

(j) At any time during the pendency of a Placement Notice, the Company shall not, and will not publicly disclose the intention to, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock (including without limitation, any options, warrants or other rights to purchase Common Stock) or file any registration statement under the 1933 Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in each case without giving the Manager at least two Trading Days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. The foregoing sentence shall not apply to (i) the Shares to be offered and sold to the Manager or any Alternative Manager pursuant to this Agreement or any Terms Agreement, Alternative Equity Distribution Agreement or Alternative Terms Agreement, as applicable, (ii) the issuance of any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security referred to in the Prospectus, (iii) any shares of Common Stock issued or options to purchase shares of Common Stock granted pursuant to existing dividend reinvestment plans or employee benefit plans of the Company referred to in the Prospectus, and any registration related thereto, (iv) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, and any registration related thereto, (v) any shares of Common Stock issued to directors in lieu of directors’ fees, and any registration related thereto or (vi) the issuance by the Company of any shares of Common Stock as consideration for any strategic acquisitions. In the event that notice of a proposed sale is provided by the Company pursuant to this subsection (j), the Manager will suspend activity under this Agreement for such period of time as requested by the Company or as may be deemed appropriate by the Manager.

(k) The Company, during the term of this Agreement, will use its commercially reasonable efforts to maintain its status as a business development company; provided, however, the Company may cease to be, or withdraw its election as, a business development company, with the approval of the board of directors and a vote of shareholders as required by Section 58 of the 1940 Act or any successor provision.

(l) During the term of this Agreement, the Company will use its commercially reasonable efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code, for each full fiscal year during which it is a business development company under the 1940 Act.

(m) The Company will use its commercially reasonable efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (ii) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.

(n) If, at the time the Registration Statement can no longer be used by the Company in accordance with the rules and regulations of the Commission, this Agreement is still in effect or any Shares purchased by the Manager as principal remain unsold, the Company will promptly file a new registration statement relating to the Shares on a proper form (including, if it is eligible to do so, an automatic shelf registration statement) in form and substance satisfactory to the Manager. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.

(o) The Company shall pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, including (i) the preparation and filing of the Registration Statement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the printing and delivery to the Manager of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Shares, (iii) the issuance and delivery of the Shares through or to the Manager, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares through or to the Manager, (iv) the fees and disbursements of the Company’s and the Adviser’s counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of Section 5(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Manager in connection therewith and in connection with the preparation of Blue Sky Surveys and any supplement thereto, (vi) the printing and delivery to the Manager of copies of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Manager of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Shares, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Manager in connection with, the review by FINRA of the terms of the sale of the Shares, and (x) the fees and expenses incurred in connection with the listing of the Shares on the NYSE. Except as set forth herein, the Manager will pay all of its other out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel and similar expenses, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated.

(p) The Company shall not, at any time at or after the execution of this Agreement, offer or sell any Shares by means of any “prospectus” (within the meaning of the 1933 Act), or use any “prospectus” (within the meaning of the 1933 Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus.

(q) Neither the Company nor any affiliate of the Company will take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in (i) the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) a violation of Regulation M. The Company shall notify the Manager of any violation of Regulation M by the Company, any of its affiliates or any of their respective officers or directors promptly after the Company has received notice or obtained knowledge of any such violation.

(r) The Company shall advise the Manager promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would materially alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 6 herein.

(s) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period (as defined below)), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than (A) by an amendment or supplement that is filed solely to report sales of the Shares pursuant to this Agreement or any Alternative Equity Distribution Agreement or an amendment solely to add exhibits to the Registration Statement, (B) in connection with the filing of any Current Reports on Form 8-K (other than any Current Reports on Form 8-K which contain capsule financial information, financial statements, supporting schedules or other financial data) or the incorporation of other documents by reference into the Registration Statement or Prospectus except as set forth in clauses (ii) and (iii) below, or (C) by a prospectus supplement relating solely to the offering of other securities, including, without limitation, other shares of Common Stock and any debt securities of the Company), (ii) the Company files an annual report on Form 10-K under the 1934 Act, or an amendment thereto, (iii) the Company files a quarterly report on Form 10-Q under the 1934 Act, (iv) the Shares are delivered to the Manager pursuant to a Terms Agreement, or (v) the Manager may reasonably request (the date of commencement of the offering of the Shares under this Agreement, the date of commencement of the offering of the Shares under this Agreement following the termination of a Suspension Period and each date referred to in subclauses (i) through (v) above, each a “Representation Date”), the Company shall furnish or cause to be furnished to the Manager forthwith certificates signed by any two officers of the Company with the titles of chief executive officer, president, chief financial officer or chief accounting officer of the Company and two authorized signatories of the Adviser, as the case may be, dated and delivered as of the Representation Date, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 6(c) of this Agreement which was last furnished to the Manager are true and correct as of such Representation Date as though made at and as of such date (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Section 6(c) (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date); provided that the obligations under this subsection (s) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any period that the Company has suspended the offering of Shares pursuant to Section 4(a)(ii) hereof (each, a “Suspension Period”) and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(t) At or promptly after each Representation Date, the Company shall furnish or cause to be furnished forthwith to the Manager written opinions of Simpson Thacher & Bartlett LLP, counsel to the Company and Adviser, Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel for the Adviser, and in-house counsel to the Company and the Adviser, in each case dated and delivered as of such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the opinions referred to in Section 6(d) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus, in each case as amended and supplemented to the time of delivery of such opinions; provided that the obligation of the Company under this subsection (t) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(u) At or promptly after each Representation Date, the Company shall furnish or cause to be furnished to the Manager forthwith certificates of the Secretary or Assistant Secretary of the Company and an authorized signatory of the Adviser, dated and delivered as of such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the certificate referred to in Section 6(e) of this Agreement (modified as necessary to relate to the Registration Statement and the Prospectus, in each case, as amended and supplemented to such date); provided that the obligations under this subsection (u) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(v) At or promptly after each Representation Date, Ropes & Gray LLP, counsel to the Distribution Managers, shall deliver a written opinion, dated and delivered as of such Representation Date, in form and substance reasonably satisfactory to the Manager; provided that the obligation under this subsection (v) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(w) At or promptly after each Representation Date, the Company shall cause the independent registered public accountants of the Company, or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager a letter, dated and delivered as of or promptly after such Representation Date, in form and substance reasonably satisfactory to the Manager, of the same tenor as the letter referred to in Section 6(g) of this Agreement but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter; provided that the obligation of the Company under this subsection (w) shall be deferred when no Placement Notice is pending for any Distribution Manager or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to deliver the required deliverable to the Manager at such time if it was not delivered at the last Representation Date).

(x) [reserved]

(y) In connection with each Representation Date, the Company shall conduct a due diligence session, in form and substance reasonably satisfactory to the Manager, which shall include representatives of the management and the independent registered public accountants of the Company; provided that the obligation of the Company under this subsection (y) shall be deferred when no Placement Notice is pending or for any Suspension Period and shall recommence upon the termination of such Suspension Period and/or the Company’s submission of a Placement Notice to any Distribution Manager (in which case the Company shall be required to conduct a due diligence session at such time if it was not conducted at the last Representation Date). For the avoidance of doubt, all Distribution Managers shall be invited by the Company to participate in any due diligence session conducted pursuant to this subsection (y). The Company shall cooperate with any reasonable due diligence review conducted by the Manager (or its counsel or other representatives) from time to time (on a Representation Date or otherwise) in connection with the transactions contemplated by this Agreement, including, without limitation, providing information and making available documents and senior corporate officers, as the Manager may reasonably request; provided, however, that the Company shall be required to make available documents and senior corporate officers only (i) at the Company’s or Company counsel’s principal offices and (ii) during the Company’s ordinary business hours.

(z) The Company consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(aa) If to the knowledge of the Company, any condition set forth in Section 6(a) shall not have been satisfied, or any of the representations and warranties of the Company and the Adviser contained in this Agreement shall not be true and correct, on the applicable Settlement Date or Time of Delivery, as the case may be, the Company shall offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(bb) The Company agrees that on such dates as the 1933 Act shall require, the Company will file a prospectus supplement with the Commission pursuant to Rule 424 under the 1933 Act or otherwise include in a filed annual report on Form 10-K or quarterly report on Form 10-Q, which is incorporated by reference into the Registration Statement, which prospectus supplement, Form 10-K or Form 10-Q, as applicable, will set forth the number of the Shares sold through or to the Manager under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

(cc) The Company agrees to ensure that prior to instructing the Manager to sell Shares the Company shall have obtained all necessary corporate authority for the issuance and sale of such Shares.

(dd) Each acceptance by the Company of an offer to purchase the Shares hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

SECTION 6. Conditions of Manager’s Obligations. The obligations of the Manager hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company and the Adviser on the date hereof, any applicable Representation Date, as of each Time of Sale and as of each Settlement Date and Time of Delivery, (ii) the performance by the Company and the Adviser and of their obligations hereunder and (iii) to the following additional conditions precedent.

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor or pursuant to Section 8A of the 1933 Act initiated or, to the Company’s knowledge, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Manager. All filings related to the offering of the Shares with the Commission required by Rule 497 or 424 under the 1933 Act, as applicable, shall have been made within the applicable time period prescribed for such filing under the 1933 Act.

(b) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, no material and adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company or the Adviser shall occur or become known and no transaction which is material and adverse to the Company or the Adviser (other than as referred to in the Registration Statement and Prospectus), shall have been entered into by the Company or the Adviser.

(c) Each of the Company and the Adviser shall deliver to the Manager, at such times specified in Section 5(s) of this Agreement, a certificate signed by any two officers of the Company with the titles of chief executive officer, president, chief financial officer or chief accounting officer of the Company and two authorized signatories of the Adviser, to the effect that (i) the representations and warranties of the Company and the Adviser, as the case may be, as set forth in this Agreement are true and correct as of the Representation Date, (ii) the Company and the Adviser, as the case may be, has performed such of its obligations under this Agreement as are to be performed at or before such Representation Date, and (iii) with respect to the certificate of the Company, the conditions set forth in paragraph (a) of Section 6 have been met, and with respect to the certificate of the Company and the Adviser, the conditions set forth in paragraph (b) of Section 6 have been met.

(d) The Company shall furnish to the Manager, at such times specified in Section 5(t) of this Agreement, the opinions of Simpson Thacher & Bartlett LLP, counsel to the Company and the Adviser, Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel for the Adviser, and in-house counsel to the Company and the Adviser, in each case addressed to the Manager, and dated as of such date, and in form and substance reasonably satisfactory to the Manager.

(e) The Manager shall have received, at such times specified in Section 5(u) of this Agreement, a certificate of the Secretary or Assistant Secretary of the Company and an authorized signatory of the Adviser, dated as of such date, and in form and substance reasonably satisfactory to the Manager.

(f) The Manager shall have received, at such times specified in Section 5(v) of this Agreement, the favorable opinion of Ropes & Gray LLP, counsel to the Distribution Managers, dated as of such date, and in form and substance reasonably satisfactory to the Manager.

(g) At such times specified in Section 5(w) of this Agreement, the Manager shall have received from the accountants of the Company letters dated the date of delivery thereof and addressed to the Manager in form and substance reasonably satisfactory to the Manager.

(h) [reserved].

(i) At such times specified in Section 5(y) of this Agreement and on such other dates as reasonably requested by the Manager, the Company shall have conducted due diligence sessions, in form and substance reasonably satisfactory to the Manager, which shall include the participation of representatives of the management of the Company and the independent registered public accountants of the Company, and the Company shall use commercially reasonable efforts to provide Ropes & Gray LLP access to customary due diligence materials.

(j) The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date or the Time of Delivery, as the case may be.

(k) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

SECTION 7. Indemnification.

(a) Indemnification of the Manager by the Company. The Company agrees to indemnify and hold harmless the Manager, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its directors, officers, selling agents and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the reasonably incurred and documented fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of the Manager Information.

(b) Indemnification of the Manager by the Adviser. The Adviser agrees to indemnify and hold harmless the Manager, its Affiliates, its directors, officers, selling agents and each person, if any, who controls any Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent the loss, liability, claim, damage and expense relates to information concerning the Adviser;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission related to the Adviser or any such alleged untrue statement or omission related to the Adviser; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Adviser;

(iii) against any and all expense whatsoever, as incurred (including the reasonably incurred and documented fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission related to the Adviser, or any such alleged untrue statement or omission related to the Adviser, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with the Manager Information.

(c) Indemnification of Company, Directors, Officers, and Adviser. The Manager agrees to indemnify and hold harmless each of the Company and the Adviser, each of their directors and officers, and each person, if any, who controls the Company and the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Manager Information.

(d) Actions against Parties; Notification. Each indemnified party shall give written notice, which includes electronic communication, as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder (an “Action”), but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Manager, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such Action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one Action or separate but similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Notwithstanding anything to the contrary herein, neither the assumption of the defense of any such Action nor the payment of any fees or expenses related thereto shall be deemed to be an admission by the indemnifying party that it has an obligation to indemnify any person pursuant to this Agreement.

(e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonably incurred and documented fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) or 7(b)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8. Contribution.

If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Adviser on the one hand and the Manager on the other hand from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Adviser on the one hand and of the Manager on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Adviser on the one hand and the Manager on the other hand in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the total compensation received by the Manager pursuant to the Distribution Agreements and any Terms Agreement or Alternative Terms Agreement, in each case as determined as of the date of such Action referred to in Section 7(a) or (b), as applicable which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the Company and the Adviser on the one hand and the Manager on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Adviser, or by the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Adviser and the Manager agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Distribution Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it under this Agreement exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls the Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Manager’s Affiliates, directors, officers, and selling agents shall have the same rights to contribution as such Manager, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Adviser, as the case may be.

Notwithstanding any other provision of Section 7 and this Section 8, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(i) of the 1940 Act.

SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company and the Adviser submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Manager or its Affiliates or selling agents, any person controlling the Manager, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Shares.

SECTION 10. Termination.

(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Manager for the Company, then Section 5(aa) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company and the Adviser, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Sections 5(o), 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5(o), 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that the provisions of Sections 5(o), 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date or Time of Delivery for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 4(a)(vi) of this Agreement.

SECTION 11. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, you and the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

SECTION 12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Manager shall be directed to [ ], and a copy, which shall not constitute notice, to Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, attention of Paul Tropp, Esq. Notices to the Company and the Adviser shall be directed to them at Sixth Street Specialty Lending, Inc., 345 California Street, Suite 3300, San Francisco, California 94104 (fax: (415) 486-5929), attention of Joshua Peck; and a copy, which shall not constitute notice, to Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, DC 20001, Attention: Steven Grigoriou, Esq.

SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Manager and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Manager, the Company and the Adviser and their respective successors and the controlling persons, officers, directors and other persons referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Manager, the Company and the Adviser and their respective successors, and said controlling persons, officers, directors and other persons referred to in Sections 7 and 8 and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Manager shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law.

SECTION 15. Submission to Jurisdiction. Except as set forth below, no claim or action may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Manager, the Company and the Adviser consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Adviser hereby consent to personal jurisdiction, service and venue in any court in which any claim or action arising out of or in any way relating to this Agreement is brought by any third party against the Manager or any indemnified party. The Manager, the Company and the Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (e.g., a “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law, e.g., www. Docusign.com)) shall be effective as delivery of a manually executed counterpart thereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 17. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 18. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Manager is required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Manager to properly identify its clients.

SECTION 19. Research Independence. In addition, the Company and the Adviser acknowledge that each Manager’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Manager’s research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their investment bankers. The Company and the Adviser hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Adviser, as applicable, may have against the Manager with respect to any conflict of interest that may arise from the fact that the views expressed by the Manager’s independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Manager’s investment banking divisions. The Company and the Adviser acknowledge that the Manager is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own accounts or the accounts of their customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement and any Terms Agreement.

SECTION 20. Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend, reverse stock split or similar transaction effected with respect to the Shares.

SECTION 21. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Manager that is a Covered Entity or a BHC Act Affiliate of such Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing correctly sets forth the understanding among the Company, the Adviser and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Adviser (in its capacity as the adviser under the Investment Management Agreement and in its capacity as the administrator under the Administration Agreement) and the Manager. Alternatively, the execution of this Agreement by the Company and the Adviser and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours, SIXTH STREET SPECIALTY LENDING, INC.

By:
Name:
Title:

SIXTH STREET SPECIALTY LENDING ADVISERS, LLC

By:
Name:
Title:

ACCEPTED as of the date first above written

By
Name:
Title:

Annex I

[FORM OF TERMS AGREEMENT]

SIXTH STREET SPECIALTY LENDING, INC.

(a Delaware corporation)

Up to $[·]

Shares of Common Stock

TERMS AGREEMENT

[DATE]

[Insert Bank & Address]

To the Addressee Stated Above:

Sixth Street Specialty Lending, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated [Month] [Day], [Year] (the “Equity Distribution Agreement”), by and among the Company, the Adviser (as defined therein) and [Bank] (the “Manager”), to issue and sell to the Manager the securities specified in Schedule I hereto (the “Purchased Securities”)[, and to grant to the Manager the option to purchase the additional securities specified in Schedule I hereto (the “Additional Securities”)].

[The Manager shall have the right to purchase from the Company all or a portion of the Additional Securities at the same purchase price per share to be paid by the Manager to the Company for the Purchased Securities. This option may be exercised by the Manager at any time (but not more than once) on or before the 30th day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in Schedule I hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.]

Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by the Manager, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement[ and][,] the Time of Delivery[ and any Option Closing Date], except that each representation and warranty in Section 2 and Section 3 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement[ and] [,] the Time of Delivery[ and any Option Closing Date] in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

[An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities[ and the Additional Securities], in the form heretofore delivered to the Manager is now proposed to be filed with the Commission.]

Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Manager and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in Schedule I hereto.

All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Equity Distribution Agreement.

[The remainder of this page is intentionally left blank]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement among the Manager, the Company and the Adviser.

Very truly yours, SIXTH STREET SPECIALTY LENDING, INC.

By:
Name:
Title:

SIXTH STREET SPECIALTY LENDING ADVISERS, LLC

By:
Name:
Title:

ACCEPTED as of the date first above written

[BANK]

By:
Name:
Title:

Schedule I to the Terms Agreement

Title of Purchased Securities[ and Additional Securities]: Common Stock, par value $0.01 per share

Number of Purchased Securities:

[Number of Additional Securities:]

[Price to Public:]

Purchase Price by the Manager:

Method of and Specified Funds for Payment of Purchase Price: By wire transfer to a bank account specified by the Company in same day funds.

Method of Delivery: Free delivery of the Shares to the Manager’s account at The Depository Trust Company in return for payment of the Purchase Price.

Time of Delivery:

Closing Location:

Documents to be Delivered: The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to closing at the time of execution of this Terms Agreement:

(1) The accountants’ letter referred to in Section 5(w).

(2) The officers’ certificates referred to in Section 5(s).

The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to closing at the Time of Delivery[ and on any Option Closing Date]:

(1) The officers’ certificates referred to in Section 5(s).

(2) The opinions referred to in Section 5(t).

(3) The certificates referred to in Section 5(u).

(4) The opinion referred to in Section 5(v).

(5) The accountants’ letter referred to in Section 5(w).

(6) Such other documents as the Manager shall reasonably request.

Schedule A

ALTERNATIVE MANAGERS

[ ]

[ ]

[ ]

[ ]

Schedule B

SUBSIDIARIES

TC Lending, LLC
Sixth Street SL SPV, LLC
Sixth Street SL Holding, LLC
Sixth Street Specialty Lending Sub, LLC

Schedule C

AUTHORIZED COMPANY REPRESENTATIVES

Name	Title	Email
Robert “Bo” Stanley	Chief Executive Officer	bstanley@sixthstreet.com

Ian Simmonds	Chief Financial Officer	isimmonds@sixthstreet.com

Michael Graf	Deputy Chief Financial Officer	mgraf@sixthstreet.com